                                                             Amendment #1
                                                                to the
                                                               AUTOMATIC
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                      EFFECTIVE December 15, 2003

                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY

                                                             (THE COMPANY)
                                                                  And
                                                            SCOTTISH RE (U.S.), INC.
                                                            (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         US/Canadian Residents

         For policy risk amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the  mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER  will  automatically  reinsure  under this Agreement an amount equal to 8.88% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE
         REINSURER will  automatically  reinsure under this Agreement an amount equal to 11.12% times 50% of the policy risk amount.  M
         Life  Insurance  Company's  retention  limit is $1 million  per life.  The portion  reinsured  with THE  REINSURER  under this
         Agreement (8.88% or 11.12%) is known as the YRT Percentage.

         For policy risk amounts  where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more
         Other YRT Agreements with  THIRD-PARTY  REINSURERS  amounts up to 71.12% times 50% of the policy risk amount.  For policy risk amounts where the M Life  Insurance  Company has exceeded its  retention  limit,  THE COMPANY will reinsure  under one or more
         Other YRT Agreements with THIRD-PARTY  REINSURERS  amounts up to 88.88% times 50% of the policy risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT  Agreements  will not exceed 50% of the First Layer of
         Coverage amounts shown in Schedule A, Section 5.

              Example 1 - (M Life has full capacity of $ 1 million available) - If the policy risk amount is $10 million, the M Life
              Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $444,000  (i.e., 8.88% times 50% times $10  million) under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance
              Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $533,600 (i.e., 8.88% times 50% of the first $2 million plus 11.12% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $10  million, THE REINSURER will reinsure $
              556,000   (i.e., 11.12% times 50% of the policy risk amount) under this Agreement.

2.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases, as well as decreases in the face amount.  These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of M Life Insurance
         Company has been reached.  These changes will operate as follows:

a.       Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50% of the new policy net amount at risk will be reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby M Life Insurance Company has exceeded its retention limit, X% is equal to 100% minus the YRT Percentage.

                         Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is
                         $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $26,640 i.e., ($600,000
                         x 8.88% x 50%) is reinsured under this Agreement, and $213,360 i.e., ($600,000 x (80% - 8.88%) x 50%) is
                         reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining
                         50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the THIRD-PARTY
                         REINSURERS.

                         There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $2 million, the net amount at risk is increased to $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with M Life Insurance
                         Company under the Modco Agreement as described in the Preamble, $71,040 i.e., ($1.6 million x 8.88% x 50%) is reinsured under this Agreement, and  $568,960 i.e., ($1.6 million x (80% - 8.88%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                         Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is
                         $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,556,000
                         i.e., [($10 million x 8.88% x 50%) + ($20 million x 11.12% x 50%)] is reinsured under this Agreement, and
                         $12,444,000 i.e., [($10million x (80% - 8.88%) x 50%) + ($20 million x (100% - 11.12%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY
                         REINSURERS.

                         If the face amount is increased to $40 million, the net amount at risk is increased to $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,834,000  i.e., [($10 million x 8.88% x 50%) + ($25 million x 11.12% x 50%)] is reinsured under this Agreement, and  $14,666,000
                         i.e., [($10 million x (80% - 8.88%) x 50%) + ($25 million x (100% - 11.12%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,500,000 is retained by THE COMPANY and $14,000,000 is ceded to the THIRD-PARTY REINSURERS.

                         Example 3 - The policy amount is $10.5 million, the contract fund is $500,000  and the net amount at risk is
                         $10 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $444,000
                         i.e., ($10  million x 8.88%) x 50%) is reinsured under this Agreement, and $ 3,556,000   i.e., ($10  million
                         x (80% - 8.88%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $1 million  is retained by THE COMPANY and $4 million  is ceded to the THIRD-PARTY REINSURERS.

                         There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $11  million, the net amount at risk is increased to $10.5  million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life
                         Insurance Company under the Modco Agreement as described in the Preamble, $471,800   i.e.,[($10 million x
                         8.88% x 50%) + ($500,000 x 11.12% x 50%)]   is reinsured under this Agreement, and  $3,778,200    i.e., [($10
                         million x (80% - 8.88%) x 50%) + ($500,000 x (100% - 11.12%) x 50%)]  is reinsured under one or more Other
                         YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                         $1,050,000  is retained by THE COMPANY and $ 4,200,000  is ceded to the THIRD-PARTY REINSURERS.

              b.   Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has   capacity to retain its 10% share up
                  to its retention limit) - An amount equal to the YRT Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50% of the new policy net amount at risk will be reinsured under one or more Other YRT Agreements with THIRD-PARTY
                  REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is
                           $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $71,040
                           i.e., ($1.6 million x 8.88% x 50%) is reinsured under this Agreement, and $568,960 i.e., ($1.6 million x
                           (80% - 8.88%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life Insurance Company under the Modco Agreement, as described in the Preamble, $26,640 i.e.,
                           ($600,000 x 8.88% x 50%) is reinsured under this Agreement, and  $213,360 i.e., ($600,000 x (80% - 8.88%) x
                           50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the
                           THIRD-PARTY REINSURERS.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is
                           $35 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,834,000
                           i.e., [($10 million x 8.88% x 50%) + ($25 million x 11.12% x 50%)] is reinsured under this Agreement, and
                           $14,666,000 i.e., [($10 million x (80% - 8.88%) x 50%) + ($25 million x (100% - 11.12%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,500,000 is retained by THE COMPANY and $14,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,556,000
                           i.e., [($10 million x 8.88% x 50%) + ($20 million x 11.12% x 50%)] is reinsured under this Agreement, and
                           $12,444,000 i.e., [($10 million x (80% - 8.88%) x 50%) + ($20 million x (100% - 11.12%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 6 - The policy amount is $11  million, the contract fund is $500,000 and the net amount at risk is
                           $10.5  million.  With respect to 50% of the policy risk amount, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble, $471,800  i.e.,[($10 million x
                           8.88% x 50%) + ($500,000 x 11.12% x 50%)]    is reinsured under this Agreement, and $3,778,200  i.e., [($10 million x (80% - 8.88%) x 50%) + ($500,000 x (100% - 11.12%) x 50%)]  is reinsured under one or more Other
                           YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $1,050,000  is retained by THE COMPANY and $4,200,000  is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10 million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble, $444,000  i.e., ($10 million x
                           8.88% x 50%) is reinsured under this Agreement, and $3,556,000  i.e., ($10 million x (80% - 8.88%) x 50%)
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $1 million  is retained by THE COMPANY and $4 million  is ceded to the THIRD-PARTY REINSURERS.

c.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance Company - The portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is
                           $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy), $88,960 i.e.,  ($1.6 million x 11.12% x 50%)
                           is reinsured under this Agreement, and $711,040 i.e., ($1.6 million x (100% - 11.12% x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY
                           REINSURERS.

                            If the non-MPVUL policy is terminated, thereby making available an additional 10% capacity at the M Life
                           Insurance Company, then that capacity will be utilized for the $2 million MPVUL policy.  In that instance, the policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.
                           With respect to 50% of the policy risk amount $160,000 is reinsured with the M Life Insurance Company under the Modco Agreement as described in the Preamble,  $71,040 i.e., ($1.6 million x 8.88% x 50%) is reinsured under this Agreement and $568,960 i.e., ($1.6 million x (80% - 8.88% x 50%) is reinsured under one or more
                           Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2006 .

------------------------------------------------------------ -------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                  SCOTTISH RE (U.S.) INC.

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                   Amendment #2
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                            EFFECTIVE December 15, 2003

                                                      Between
                                           PRUCO LIFE INSURANCE COMPANY
                                                   (THE COMPANY)

                                                        And

                                                  SCOTTISH RE (U.S.), INC.
                                                  (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.  The YRT
       Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (8.88%) times 50% of the policy risk amount,  up to the First Layer of Coverage  amounts shown in Schedule
         A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this
              Agreement would be $1.776 million (i.e., 8.88% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

       For Policies With Effective Dates On or After January 19, 2005

         US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (7.50%) times 50% of the policy risk amount,  up to the First Layer of Coverage  amounts shown in Schedule
         A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this
              Agreement would be $1.5 million (i.e., 7.50% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

2.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
         Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

Y-MPVUL-2003-SCOTTISH (PRUCO'S 50%)-PLAZ-AMENDMENT-2

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the
         First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65             $2,220,000                  $1,554,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $1,776,000                  $1,110,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $1,554,000                   $666,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77              $666,000                    $444,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $444,000                    $222,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $222,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $66,600                       None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $295,970            $222,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $222,000            $147,985              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

Y-MPVUL-2003-SCOTTISH (PRUCO'S 50%)-PLAZ-AMENDMENT-2

       For Policies With Effective Dates On or After January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65             $1,875,000                  $1,312,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $1,500,000                   $937,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $1,312,500                   $562,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77              $562,500                    $375,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $375,000                    $187,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $187,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $56,250                       None
          =========== =============== ========================= =============================

Y-MPVUL-2003-SCOTTISH (PRUCO'S 50%)-PLAZ-AMENDMENT-2

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 SCOTTISH RE (U.S.), INC.

------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------ -------------------------------------------------------

By:________________________________                          By:______________________________
------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------ -------------------------------------------------------

Title:_______________________________                        Title:_____________________________
------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------ -------------------------------------------------------

Date:_______________________________                         Date:_____________________________
------------------------------------------------------------ -------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:________________________________                         By:______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

Y-MPVUL-2003-SCOTTISH (PRUCO'S 50%)-PLAZ-AMENDMENT-2

                                                   Amendment #3
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                            EFFECTIVE December 15, 2003

                                                      Between
                                           PRUCO LIFE INSURANCE COMPANY
                                                   (THE COMPANY)

                                                        And

                                             SCOTTISH RE (U.S.), INC.
                                                  (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.  The YRT
       Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company  has  capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER  will  automatically reinsure  under this  Agreement an amount  equal to 8.88% times 50% of the policy risk amount.  Once the M
         Life Insurance  Company has reached its retention limit, THE REINSURER will  automatically  reinsure under this  Agreement  an amount equal to 11.12%  times 50% of the policy risk  amount.  For policies  effective prior to January 1, 2006, M Life Insurance  Company's  retention  limit is $400,000 per life. For policies effective prior to January 19, 2005, the YRT Percentage refers to 8.88% or 11.12%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure under one or more Other YRT Agreements with THIRD-PARTY  REINSURERS  amounts up to 71.12% times 50% of the policy  risk  amount.  For policy  risk  amounts  where the M Life  Insurance  Company  has  exceeded  its retention  limit,  THE COMPANY  will  reinsure  under one or more Other YRT  Agreements  with  THIRD-PARTY
         REINSURERS  amounts up to 88.88% times 50% of the policy risk  amount.  The total policy risk amount to be reinsured  through this Agreement and all Other YRT  Agreements  will not exceed 50% of the First Layer of
         Coverage amounts shown in Schedule A, Section 5.

              Example 1 - (M Life has full capacity of $400,000 available) - If the policy risk amount is $4 million, the M Life Insurance Company will retain $400,000  (i.e., 10% times $4 million) under the
              Modco Agreement and THE REINSURER will reinsure $177,600  (i.e., 8.88% times 50% times $4 million)
              under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $4 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the
              Modco Agreement and THE REINSURER will reinsure $200,000 (i.e., 8.88% times 50% of the first $2 million plus 11.12% times 50% of the policy risk amount in excess of $2 million) under this
              Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $4 million, THE REINSURER will reinsure $222,400  (i.e., 11.12% times 50% of the policy risk amount) under this Agreement.

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 0% of the policy risk amount.

       For Policies With Effective Dates On or After January 19, 2005

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company  has  capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER  will  automatically reinsure  under this  Agreement an amount equal to 10.00% times 50% of the policy risk amount.  Once the M
         Life Insurance  Company has reached its retention limit, THE REINSURER will  automatically  reinsure under this  Agreement  an amount equal to 12.50%  times 50% of the policy risk  amount.  For policies  effective prior to January 1, 2006, M Life Insurance  Company's  retention  limit is $400,000 per life. For policies effective  January 1, 2006 or later, M Life Insurance  Company's  retention  limit is $1 million per life.
         For policies  effective prior to January 1, 2006, M Life Insurance  Company's  retention limit is $400,000 per life.  For policies  effective on or after January 19, 2005 and prior to September  28, 2006,  the YRT
         Percentage refers to 10.00% or 12.50%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure under one or more Other YRT Agreements with THIRD-PARTY  REINSURERS  amounts up to 70.00% times 50% of the policy  risk  amount.  For policy  risk  amounts  where the M Life  Insurance  Company  has  exceeded  its retention  limit,  THE COMPANY  will  reinsure  under one or more Other YRT  Agreements  with  THIRD-PARTY
         REINSURERS  amounts up to 87.50% times 50% of the policy risk  amount.  The total policy risk amount to be reinsured  through this Agreement and all Other YRT  Agreements  will not exceed 50% of the First Layer of
         Coverage amounts shown in Schedule A, Section 5.

              Example 4 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10  million) under the Modco Agreement and THE REINSURER will reinsure $ 500,000  (i.e., 10.00% times 50% times $10 million) under this Agreement.

              Example 5 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the
              Modco Agreement and THE REINSURER will reinsure $600,000  (i.e., 10.00% times 50% of the first $2 million plus 12.50% times 50% of the policy risk amount in excess of $2 million) under this
              Agreement.

              Example 6 - (M Life has no capacity) - If the policy risk amount is $10 million, THE REINSURER will reinsure $ 625,000  (i.e., 12.50% times 50% of the policy risk amount) under this Agreement.

Y-MPVUL-2003-SCOTTISH (M LIFE'S 50%)-PLAZ-AMENDMENT-3

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 0% of the policy risk amount.

2.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
         Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the
         First Layer of Coverage amounts shown in the following tables:

Y-MPVUL-2003-SCOTTISH (M LIFE'S 50%)-PLAZ-AMENDMENT-3

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65             $2,780,000                  $1,946,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $2,224,000                  $1,390,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $1,946,000                   $834,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77              $834,000                    $556,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $556,000                    $278,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $278,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $83,400                       None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $370,630            $278,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $278,000            $185,315              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

Y-MPVUL-2003-SCOTTISH (M LIFE'S 50%)-PLAZ-AMENDMENT-3

       For Policies With Effective Dates On or After January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65             $3,125,000                  $2,187,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $2,500,000                  $1,562,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $2,187,500                   $937,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77              $937,500                    $625,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $625,000                    $312,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $312,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $93,750                       None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $416,625            $312,500              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $312,500            $208,313              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

3.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT
         Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases as well as decreases in the face amount.
         These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of
         M Life Insurance Company has been reached.  These changes will operate as follows:

         All examples in this section assume US/Canadian residents and policy effective dates on or after January
         1, 2006.  For policies effective prior to January 1, 2006, the calculation would be the same except that the YRT Percentage and M Life Insurance Company's retention limit may be different.

a.       Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10%
                  share up to its retention limit) - An amount equal to the YRT Percentage, as defined in
                  Schedule A, times 50% of the new policy net amount at risk will be reinsured under this
                  Agreement.  In addition, an amount equal to  X% times 50% of the new policy net amount at risk will be reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby M Life Insurance Company has exceeded its retention limit, X% is equal to 100% minus the YRT Percentage.

                           Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life Insurance Company under the Modco
                           Agreement as described in the Preamble, $30,000 (i.e., $600,000 x 10.00% x 50%) is
                           reinsured under this Agreement, and $210,000 (i.e., $600,000 x (80% - 10.00%) x 50%)
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $120,000 is retained by THE
                           COMPANY and $180,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.
                           If the face amount is increased to $2 million, the net amount at risk is increased to
                           $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $80,000 (i.e., $1.6 million x 10.00%
                           x 50%) is reinsured under this Agreement, and  $560,000 (i.e., $1.6 million x (80% -
                           10.00%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount, $320,000 is retained by THE COMPANY and $480,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,750,000 [i.e., ($10 million
                           x  10.00% x 50%) + ($20  million x 12.50% x 50%)] is reinsured under this Agreement, and $12,250,000 [i.e., ($10 million x (80% - 10.00%) x 50%) + ($20  million x (100% -
                           12.50%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount, $6,000,000 is retained by THE COMPANY and $9,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is increased to $40 million, the net amount at risk is increased to
                           $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $2,062,500  [i.e., ($10 million x 10.00% x 50%) + ($25 million x 12.50% x 50%)] is reinsured under this
                           Agreement, and  $14,437,500 [i.e., ($10 million x (80% - 10.00%) x 50%) + ($25 million
                           x (100% - 12.50%) x 50%)] is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $7,000,000 is retained by THE COMPANY and $10,500,000 is ceded to the THIRD-PARTY
                           REINSURERS under other reinsurance agreements.

                           Example 3 - The policy amount is $10.5  million, the contract fund is $500,000  and the net amount at risk is $10 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $500,000 (i.e., $10 million x
                           10.00%) x 50%) is reinsured under this Agreement, and $ 3,500,000  (i.e., $10 million
                           x (80% - 10.00%) x 50%) is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $2 million is retained by THE COMPANY and $3 million  is ceded to the THIRD-PARTY
                           REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.
                           If the face amount is increased to $11 million, the net amount at risk is increased to
                           $10.5 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $531,250  [i.e.,  ($10 million
                           x 10.00% x 50%) + ($500,000  x 12.50% x 50%)]  is reinsured under this Agreement, and
                           $3,718,750  [i.e., ($10 million x (80% - 22.86%) x 50%) + ($500,000  x (100% - 28.58%)
                           x 50%)]  is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount, $2,100,000 is retained by THE COMPANY and $3,150,000  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

b.       Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10%
                  share up to its retention limit) - An amount equal to the YRT Percentage, as defined in
                  Schedule A, times 50% of the new policy net amount at risk will be reinsured under this
                  Agreement.  In addition, an amount equal to X% times 50% of the new policy net amount at risk will be reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $80,000 (i.e., $1.6 million x
                           10.00% x 50%) is reinsured under this Agreement, and $560,000 (i.e., $1.6 million x
                           (80% - 12.50%) x 50%) is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $320,000 is retained by THE COMPANY and $480,000 is ceded to the THIRD-PARTY
                           REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to
                           $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life Insurance Company under the Modco
                           Agreement, as described in the Preamble, $30,000 (i.e., $600,000 x 10.00% x 50%) is
                           reinsured under this Agreement, and  $210,000 (i.e., $600,000 x (80% - 12.50%) x 50%)
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $120,000 is retained by THE
                           COMPANY and $180,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is $35 million.  With respect to 50% of the policy risk amount
                           addressed by this Agreement,  $1 million   is reinsured with M Life Insurance Company
                           under the Modco Agreement as described in the Preamble, $2,062,500  [i.e., ($10 million x 10.00% x 50%) + ($25 million x 12.50% x 50%)] is reinsured under this
                           Agreement, and $14,437,500  [i.e., ($10 million x (80% - 10.00%) x 50%) + ($25 million
                           x (100% - 12.50%) x 50%)] is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $7,000,000 is retained by THE COMPANY and $10,500,000 is ceded to the THIRD-PARTY
                           REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to
                           $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,750,000  [i.e., ($10 million x  10.00% x 50%) + ($20 million x 12.50% x 50%)] is reinsured under this
                           Agreement, and  $12,250,000  [i.e., ($10 million x (80% - 10.00%) x 50%) + ($20 million x (100% - 12.50%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $6,000,000 is retained by THE COMPANY and $9,000,000 is ceded to the
                           THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 6 - The policy amount is $11 million, the contract fund is $500,000  and the net amount at risk is $10.5  million.  With respect to 50% of the policy risk amount,
                           $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $531,250  [i.e., ($10 million x  10.00% x 50%) + ($500,000
                           x 12.50% x 50%)]  is reinsured under this Agreement, and $3,718,750  [i.e., ($10
                           million x (80% - 10.00%) x 50%) + ($500,000 x (100% - 12.50%) x 50%)]    is reinsured
                           under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $2,100,000  is retained by THE COMPANY and $3,150,000  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10  million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $500,000  (i.e., $10 million x 10.00% x 50%) is reinsured under this Agreement, and  $3,500,000  (i.e., $10  million x (80% - 10.00%)x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $2 million  is retained by THE
                           COMPANY and $3 million  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

c.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance Company - The
                  portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy), $100,000 (i.e., $1.6 million x 12.50% x 50%) is reinsured under this Agreement, and $700,000 (i.e., $1.6 million x (100% - 12.50%) x
                           50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $320,000 is retained by
                           THE COMPANY and $480,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                            If the non-MPVUL policy is terminated, thereby making available an additional 10%
                           capacity at the M Life Insurance Company, then that capacity will be utilized for the
                           $2 million MPVUL policy.  In that instance, with respect to 50% of the policy risk amount, $160,000 is reinsured with the M Life Insurance Company under the Modco
                           Agreement as described in the Preamble,  $80,000 (i.e., $1.6 million x 10.00% x 50%)
                           is reinsured under this Agreement and $560,000 (i.e., $1.6 million x (80% - 10.00%) x
                           50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $320,000 is retained by
                           THE COMPANY and $480,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

Y-MPVUL-2003-SCOTTISH (M LIFE'S 50%)-PLAZ-AMENDMENT-3

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

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PRUCO LIFE INSURANCE COMPANY                                 SCOTTISH RE (U.S.), INC.

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By:________________________________                          By:______________________________
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Title:_______________________________                        Title:_____________________________
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Date:_______________________________                         Date:_____________________________
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By:________________________________                         By:______________________________
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Title:_______________________________                       Title:_____________________________
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Date:_______________________________                        Date:_____________________________
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Y-MPVUL-2003-SCOTTISH (M LIFE'S 50%)-PLAZ-AMENDMENT-3

Amendment #4

to the

AUTOMATIC AND FACULTATIVE

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 15, 2003

Between

PRUCO LIFE INSURANCE COMPANY

(THE COMPANY)

And

SCOTTISH RE (U.S.), INC.

(THE REINSURER)

The parties hereby agree to the following:

Section 28, CONFIDENTIALITY, shall be replaced by the following:

28.	CONFIDENTIALITY

THE REINSURER and THE COMPANY agree to regard and preserve as confidential all information and material which is related to the reinsured business and/or customers that may be obtained by either party from any source as a result of this Agreement. Neither party will, without first obtaining the other party’s prior written consent disclose to any person, firm or enterprise, or use for its own benefit or for the benefit of any third party any Confidential Information or Personal Information (as defined below). “Confidential Information” includes, but is not limited to any and all financial data, statistics, programs, research, developments, information relating to insurance and financial products, planned or existing computer systems architecture and software, data, and information of either party as well as third party confidential information to which THE COMPANY has access. “Personal Information” includes all information provided by or at the direction of THE COMPANY about a customer of THE COMPANY or an affiliate of THE COMPANY, including but not limited to name, address, telephone number, email address, account or policy information, and any list or grouping of customers.

Notwithstanding the foregoing, the provisions of this ‘CONFIDENTIALITY’ section shall not apply with respect to disclosing of the Product, the Specifications and/or Confidential Information which is already known to the other party or becomes publicly known through no wrongful act of either party; or is received from a third party without similar restriction and without breach of this Agreement; or is independently developed by either party; or is approved for release by written authorization of the other party; or is placed in or becomes part of the public domain pursuant to or by reason of operation of law. The foregoing exceptions do not apply to the disclosure of Personal Information, which may not be disclosed without THE COMPANY’s prior written consent, except as noted elsewhere in this ‘CONFIDENTIALITY’ section.

The provisions of this ‘CONFIDENTIALITY’ section regarding Confidential Information shall survive the termination of the parties’ obligations under this Agreement for a period of two years, and the provisions of this ‘CONFIDENTIALITY’ section regarding Personal Information shall survive the termination of the parties’ obligations under this Agreement up to and including destruction of the Personal Information.

THE REINSURER acknowledges that in the course of its engagement by THE COMPANY, THE REINSURER may receive or have access to Personal Information. In recognition of the foregoing, THE REINSURER covenants and agrees that:

•	It will keep and maintain all Personal Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure:

Y-MPVUL-2003-SCOT (M’s 50%)-PLAZ-4

•

It will use and disclose Personal Information solely for the purposes for which such information, or access to it, is provided pursuant to the terms of this Agreement, and will not use or disclose such information for THE REINSURER’s own purposes or for the benefit of anyone other than THE COMPANY, except that THE REINSURER may use Personal Information for its own internal risk management;

•

It will not, directly or indirectly, disclose Personal Information to anyone outside THE REINSURER, except with THE COMPANY’s prior written consent as permitted under the terms of this Agreement. However, THE REINSURER shall be permitted to disclose Personal Information, without the COMPANY’s prior written consent, if the proposed recipient of Personal Information has agreed in writing to protect the Personal Information to substantially similar standards as the standards of this section, in the following circumstances: (1) for purposes of retrocession or securitization of the reinsured business; (2) during the course of external audits; (3) to consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of this Agreement; or (4) to subcontractors or affiliates of THE REINSURER that require Personal Information in order to provide services to THE REINSURER.

•

It shall, upon the earlier of (i) completion of an engagement or termination of this Agreement, (ii) determination that it has no need for Personal Information, or (iii) at any time THE COMPANY requests, dispose of all records, electronic or otherwise (including all backup records and/or other copies thereof) regarding or including any Personal Information that THE REINSURER may then possess or control. Notwithstanding the preceding sentence, THE REINSURER may retain one copy of the Personal Information if it is required to do so by applicable law, regulation, or its written records retention program. All such Personal Information shall be protected as required by this section, which shall survive termination of this Agreement. Disposal may be achieved, at THE COMPANY’s option, through prompt delivery of the records to THE COMPANY or destruction pursuant to THE REINSURER’S written policy governing such destruction and in a manner that renders the records unreadable and undecipherable by any means. THE REINSURER agrees to destroy all such Personal Information at expiration of period for which it is required to retain Personal Information to the standard of this Agreement. Upon any occurrence of (i), (ii), or (iii) above, THE REINSURER shall promptly certify in writing to THE COMPANY, in a form acceptable to THE COMPANY and executed by an authorized officer of THE REINSURER, that all such Personal Information has been destroyed or returned.

THE REINSURER certifies that its treatment of Personal Information is in compliance with applicable laws and/or regulations with respect to privacy and data security and that it has implemented and currently maintains an effective information security program to protect Personal Information. The information security program shall seek to reasonably:

(a)	to protect the security and confidentiality of Personal Information;
(b)	to protect against any anticipated threats or hazards to the security or integrity of such Personal Information; and
(c)

to protect against unauthorized access to, destruction, modification, disclosure, or use of Personal Information which could result in substantial harm or inconvenience to THE COMPANY or its affiliates, or to any person who may be identified by such Personal Information.

In the event that THE REINSURER is in material breach of any provisions of this provision, it shall immediately advise THE COMPANY and take steps to remedy such breach.

Except as required by law, THE REINSURER will not disclose Information to third parties without the consent of THE COMPANY; however, THE COMPANY agrees that THE

Y-MPVUL-2003-SCOT (M’s 50%)-PLAZ-4

REINSURER may, in the normal course of its business, share Information with other insurance and reinsurance companies (“Retrocessionaires”) to the extent necessary to retrocede risk to the Retrocessionaires, so long as the Retrocessionaires have agreed to maintain the confidentiality of the Information on terms substantially similar to this Agreement.

In the event THE REINSURER is required by court order or other legislative, judicial, or administrative process to disclose Information, THE REINSURER agrees to provide THE COMPANY with prompt notice of the order or process so THE COMPANY has an opportunity to obtain a protective order or other relief.

Y-MPVUL-2003-SCOT (M’s 50%)-PLAZ-4

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of October 1, 2007.

PRUCO LIFE INSURANCE COMPANY	SCOTTISH RE (U.S.), INC.
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

Y-MPVUL-2003-SCOT (M’s 50%)-PLAZ-4